SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):  May 3, 1996
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                                  PAGES, INC.
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                        Commission File Number 0-107475

 Incorporated - Delaware                 IRS Identification Number 34-1297143
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             801 94th Avenue North, St. Petersburg, Florida  37702



Registrant's telephone number, including area code (813) 578-3300
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Item 5.   OTHER EVENTS

      The Company announced today the appointment of William L. Clarke as President and Chief Executive Officer of PAGES Book Fairs, a wholly-owned
subsidiary of the Company.   Mr. Clarke has extensive business experience and
has held executive management positions with successful manufacturing and service companies during the past three decades.

      Prior to joining PAGES, Mr. Clarke was an independent management consultant. His background also includes twelve years as Partner of Deloitte & Touche LLP and Ernst & Young LLP where he was responsible for a national practice.

      During his 32 year career, Mr. Clarke has also had direct responsibility for all phases of marketing and sales, including product positioning, sales support, and sales training. This hands-on experience has led to significant growth and profitability at those firms.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 3, 1996            PAGES, Inc.  (Registrant)
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                              /s/ S. Robert Davis
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                              S. Robert Davis, Chairman